UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 2000

                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.
                               ------------------
                 (Name of Small Business Issuer in its Charter)


           Florida                                      59-3391244
           -------                                      ----------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
Incorporation or organization)


         318 Park Central East - Suite 306, Springfield, Missouri 65806
         --------------------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)


                                 (417) 864-3600
                                 --------------
                (Issuer's Telephone Number, Including Area Code)

                                       N/A
                                       ---
           (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On May 3, 2000, John Christopher Noble resigned as Co-CEO and Director of TravelNow.com Inc., a Florida corporation (the "Company"). Mr. Noble and the Company have orally agreed on the terms of a Settlement Agreement, but a written agreement has not been executed by the parties. In addition, on May 3, 2000 Antoine Toffa was elected to the Board of Directors of the Company. On May 4, 2000, the Company issued a press release relating to the resignation of Mr. Noble and election of Mr. Toffa, which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7. EXHIBIT.

99.1 Press Release regarding resignation of Mr. Noble and election of Mr. Toffa dated May 4, 2000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TRAVELNOW.COM INC.


Date: June 1, 2000                             By: /s/  H. Whit Ehrler
                                               -----------------------
                                               Name:    H. Whit Ehrler
                                               Title:   Vice President & Chief
                                                        Financial Officer